EXHIBIT 10.30

            AMENDMENT, dated as of December 31, 1996 (this "AMENDMENT"), to the Credit Agreement, dated as of June 28, 1989, as amended and restated through June 1, 1995 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among BAYOU STEEL CORPORATION, a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK ("CHASE"), as agent for the Lenders (in such capacity, the "AGENT").

                              W I T N E S S E T H :

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

            WHEREAS, the Borrower has requested the Agent and the Lenders to amend the Credit Agreement, INTER ALIA, to decrease the Interest Expense Coverage Ratio for the first and second quarters of Fiscal Year 1997 from 1.70 to 1.00 to 1.60 to 1.00; and

            WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement in the manner provided for herein;

            NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

            I.    AMENDMENT TO THE CREDIT AGREEMENT.

            1.    DEFINED TERMS.  Unless otherwise defined in this
Section I, terms which are defined in the Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all section, subsection and Schedule references are to the Credit Agreement.

            2. AMENDMENT TO DEFINITION OF "NET INCOME". Section 1.01 of the Agreement is hereby amended by adding to the end of clause (vii) of the definition of "Net Income" the words, "any noncash gains or losses from retirement of assets and".

            3. AMENDMENT TO SECTION 76.14 OF THE CREDIT AGREEMENT (INTEREST EXPENSE COVERAGE RATIO). Section 7.14 of the Credit Agreement is hereby amended by deleting in its entirety the table contained therein and replacing it with the following:

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            PERIOD                                                RATIO
            ------                                                -----
Second Quarter, Fiscal Year 1995
(computed on a rolling 2 quarter basis)                     1.60 to 1.00

Third Quarter, Fiscal Year 1995
(computed on a rolling 3 quarter basis)                     1.60 to 1.00

Fourth Quarter, Fiscal Year 1995
(computed on a rolling 4 quarter basis)                     1.60 to 1.00

Each Quarter in Fiscal Year 1996
(computed on a rolling 4 quarter basis)                     1.60 to 1.00

First Quarter, Fiscal Year 1997
(computed on a rolling 4 quarter basis)                     1.60 to 1.00

Second Quarter, Fiscal Year 1997
(computed on a rolling 4 quarter basis)                     1.60 to 1.00

Third Quarter, Fiscal Year 1997
(computed on a rolling 4 quarter basis)                     1.70 to 1.00

Fourth Quarter, Fiscal Year 1997
(computed on a rolling 4 quarter basis)                     1.70 to 1.00

Each Quarter in Fiscal Year 1998
(computed on a rolling 4 quarter basis)                     1.80 to 1.00

Each Quarter in Fiscal Year 1999
(computed on a rolling 4 quarter basis)                     2.00 to 1.00

Thereafter (computed on a rolling
4 quarter basis)                                            2.00 to 1.00

                          II. MISCELLANEOUS PROVISIONS.

            1. CONSENT TO AMENDMENT. The Lenders hereby consent to the execution, delivery and performance of this Amendment.

            2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date that each of the conditions precedent set forth below shall have been fulfilled to the satisfaction of the Agent and the Lenders:

            (a) AMENDMENT. The Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Agent and the Lenders.

            (b) NO DEFAULT OR EVENT OF DEFAULT. On and as of the date hereof and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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            (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower in the Credit Agreement after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the date hereof as if made on such date, except that (1) where such representations and warranties relate to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (2) with respect to Section 4.09 of the Credit Agreement, the Borrower is currently involved in litigation with U.S. Public Interest Research Group, a private advocacy organization, concerning alleged violations of air quality regulations, the outcome of which litigation cannot be predicted with certainty although the Borrower in its best judgment believes a materially adverse effect therefrom is unlikely; PROVIDED that all references to the Credit Agreement in such representations and warranties shall be and are deemed to mean this Amendment as well as the Credit Agreement as amended hereby.

            (d) CERTIFICATE. The Agent shall have received a Certificate of a Responsible Officer of the Borrower certifying the matters referred to in paragraphs (b) and (c).

            3. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

            4. EXPENSES. The Borrower agrees to reimburse the Agent, for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to such Agent.

            5. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

            6. GOVERNING LAWS. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BAYOU STEEL CORPORATION

                                    By: /s/ RICHARD J. GONZALEZ
                                            Title:  Vice President and Chief
                                                    Financial Officer


                                    THE CHASE MANHATTAN BANK,
                                    individually and as
                                          Agent


                                    By: /s/ JAMES H. RAMAGE
                                            Title:  Vice president


                                    INTERNATIONALE NEDERLANDEN (U.S.)
                                      CAPITAL CORPORATION


                                    By: /s/ JOHN N. LANIER
                                            Title:  Vice President


                                    THE SUMITOMO BANK, LIMITED


                                    By: /s/ BRUCE PORTILLO
                                            Title:  Vice President

                                    By: /s/ JOHN J. O'NEIL
                                            Title:  Vice President & Manager


                                    WELLS FARGO BANK (TEXAS) N.A.


                                    By: /s/ CHRISTOPHER KING
                                            Title:  Assistant Vice President


                                    HIBERNIA NATIONAL BANK


                                    By: /s/ JOHN CASTELLANO
                                            Title:  Vice President

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